UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 1, 2009 (June 1, 2009)

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NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

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Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 19th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 1, 2009, National Financial Partners Corp. (the “Company”) will reduce the amount outstanding under its credit facility, dated as of August 22, 2006, as amended, among the Company and the financial institutions party thereto, by $10.0 million to $130.0 million.

The Company continues to consider actions designed to strengthen its financial position, including evaluating its capital structure.  Such actions may include further reducing outstanding indebtedness under its credit facility or its convertible senior notes.

Forward-Looking Statements

This disclosure contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “project,” “will,” “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP’s operations or strategy. These forward-looking statements are based on management’s current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s ability, through its operating structure, to respond quickly to regulatory, operational or financial situations impacting its firms; (2) the Company’s ability to manage its business effectively and profitably through the principals of its firms; (3) a recessionary economic environment, resulting in fewer sales of financial products or services, including rising unemployment which could impact group benefit sales based on reduced headcount, and the availability of credit in connection with the purchase of such products or services or consumer hesitancy in spending; (4) the occurrence of events or circumstances that could be indicators of impairment to goodwill and intangible assets which require the Company to test for impairment, and the impact of any impairments that the Company may take; (5) the impact of the adoption or modification of certain accounting treatments or policies and changes in underlying assumptions, relating to, among other things, impairments, which may lead to adverse financial results; (6) NFP’s success in acquiring and retaining high-quality independent financial services distribution firms and various factors inhibiting the Company’s ability to acquire and retain firms; (7) the performance of the Company’s firms following acquisition; (8) changes in interest rates or general economic conditions and credit market conditions, including changes that adversely affect NFP’s ability to access capital, such as the global credit crisis that began in 2007 and continues today; (9) adverse developments or volatility in the markets in which the Company operates, resulting in fewer sales of financial products and services, including those related to compensation agreements with insurance companies and activities within the life settlements industry; (10) securities and capital markets behavior, including fluctuations in price of NFP’s common stock, recent uncertainty in the U.S. financial markets or the dilutive impact of any capital-raising efforts to finance operations or business strategy; (11) any losses that NFP may take with respect to dispositions of firms or otherwise; (12) the continued availability of borrowings and letters of credit under NFP’s credit facility; (13) adverse results or other consequences from litigation, arbitration, regulatory investigations or internal compliance initiatives, including those related to business practices, compensation agreements with insurance companies and activities within the life settlements industry; (14) uncertainty in the financial services, insurance and life settlement industries arising from investigations into certain business practices and subpoenas received from various governmental authorities and related litigation; (15) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers and the uncertain impact of proposals for legislation regulating the financial services industry; (16) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlement transactions; (17) competition in the business of providing financial services to high net worth individuals and companies; (18) changes in laws, including the elimination or modification of the federal estate tax, changes in the tax treatment of life insurance products, or changes in regulations affecting the value or use of benefits programs, such as government-sponsored insurance programs, which may adversely affect the demand for or profitability of the Company’s services; (19) developments in the availability, pricing, design or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (20) changes in premiums and commission rates and the rates of other fees paid to the Company’s firms, including life settlements and registered investment advisory fees; (21) adverse results or other consequences from higher than anticipated compliance costs, including those related to expenses arising from internal reviews of business practices and regulatory investigations or those arising from compliance with state or federal laws; (22) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (23) the loss of services of key members of senior management; (24) the availability or adequacy of errors and omissions insurance or other types of insurance coverage protection; and (25) the Company’s ability to effect smooth succession planning at its firms. Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on February 13, 2009. Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: June 1, 2009

By:	/s/ Donna J. Blank

Name:	Donna J. Blank
Title:	Executive Vice President and Chief Financial Officer